UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2009

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Enterprise Drive Plainsboro, NJ	08536
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATION ARRANGEMENT OF CERTAIN OFFICERS.

(e)

NEW FORM OF RESTRICTED STOCK AGREEMENT WITH ANNUAL VESTING OVER THREE YEARS FOR EXECUTIVE OFFICERS

On February 19, 2009, the Compensation Committee of the Company’s Board of Directors approved a new form of restricted stock agreement with annual vesting over three years to be used for any future grants of restricted stock with annual vesting provisions for executive officers. The foregoing description of the form of restricted stock agreement is qualified in its entirety by reference to the form of restricted stock agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of Restricted Stock Agreement with Annual Vesting for Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS ORPORATION

Date: February 25, 2009	By:	/s/ Stuart M. Essig

Stuart M. Essig
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement with Annual Vesting for Executive Officers